                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12


                                     SITE TECHNOLOGIES, INC.
                                  (FORMERLY DELTAPOINT, INC.)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                            SITE TECHNOLOGIES, INC.
                          380 EL PUEBLO RD., STE. 100
                            SCOTTS VALLEY, CA 95066

                            ------------------------

                                  May 15, 1998

TO THE SHAREHOLDERS OF SITE TECHNOLOGIES, INC.

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of Site Technologies, Inc. (the "Company"), which will be held at 380 El Pueblo Rd., Suite 100, Scotts Valley, California, on Friday, June 19, 1998, at 10:00 a.m.

    Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Shareholders.

    It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

    On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Jeffrey F. Ait

                                          Jeffrey F. Ait
                                          CHIEF EXECUTIVE OFFICER

                            SITE TECHNOLOGIES, INC.
                          380 EL PUEBLO RD., STE. 100
                            SCOTTS VALLEY, CA 95066

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 1998

                            ------------------------

To the Shareholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Site Technologies, Inc. (the "Company") will be held at 380 El Pueblo Rd, Suite 100, Scotts Valley, California, on Friday, June 19, 1998, at 10:00 a.m. for the following purposes:

    1. To elect six directors of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

    2. To ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998; and

    3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    The foregoing items of business are more fully described in the attached Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on April 29, 1998 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such shareholders will be available for inspection at the Company's headquarters located at, 380 El Pueblo Rd, Suite 100, Scotts Valley, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

    All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned the proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ Jeffrey F. Ait

                                          Jeffrey F. Ait
                                          CHIEF EXECUTIVE OFFICER

Scotts Valley, California
May 15, 1998

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                            SITE TECHNOLOGIES, INC.
                          380 EL PUEBLO RD., SUITE 100
                            SCOTTS VALLEY, CA 95066

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 1998

                            ------------------------

    These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Site Technologies, Inc., a California corporation (the "Company"), for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 380 El Pueblo Rd., Suite 100, Scotts Valley, California, on Friday, June 19, 1998, at 10:00 a.m. Pacific Time, and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to shareholders on or about May 15, 1998.

                               PURPOSE OF MEETING

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

           INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES

RECORD DATE AND SHARES OUTSTANDING

    Only shareholders of record at the close of business on April 29, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 8,516,380 shares of the Company's Common Stock were issued and outstanding. No shares of Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

                            VOTING AND SOLICITATION

    Each shareholder is entitled to one vote for each share of Common Stock on all matters to be voted on by the shareholders. Every shareholder voting for the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. In the event that cumulative voting is requested or additional candidates are nominated for election, the proxy holders will vote the shares as to which proxies are submitted in their discretion in order to cause as many of the Company's nominees to be elected as possible, as selected from among management's nominees or as the present Board of Directors shall determine in its discretion. On all other matters, each share of Common Stock has one vote. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUORUM REQUIRED

    The Company's bylaws provide that the holders of a majority of the Company's Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.

VOTES REQUIRED

    PROPOSAL 1. If a quorum is present and voting, the six nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted in the election of directors.

    PROPOSAL 2. Ratification of the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting.

PROXIES

    Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company has also retained U.S. Stock Transfer Corporation to assist in the solicitation of proxies. U.S. Stock Transfer Corporation will be reimbursed by the Company for its out-of-pocket expenses. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The directors who are being nominated for reelection to the Board of Directors (the "Nominees"), their ages as of April 30, 1998, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The six Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

NOMINEES                                    AGE                  POSITIONS AND OFFICES HELD WITH THE COMPANY
--------------------------------------      ---      --------------------------------------------------------------------
Jeffrey F. Ait........................          41   Chief Executive Officer, Chief Financial Officer and Director

Stephen Mendel (1), (2)...............          50   Director

Allan Kaplan..........................          42   Director

Terry Millard (1), (2)................          36   Director

Steven Fingerhood.....................          40   Director

Steven Farber.........................          39   Director

------------------------

(1) Member of Audit Committee

(2) Member of Compensation Committee

    MR. AIT joined the Company in March 1997 as Chief Executive Officer. From January 1996 until March 1997 he served as Vice President of Internet at The Santa Cruz Organization, Inc. ("SCO"), a software developer and publisher. From October 1995 until January 1996 he served as Vice President of acquisitions of SCO. From October 1993 until October 1995 he served as Vice President of Channel Sales and Marketing at SCO. From August 1990 to October 1993 he served as Vice President Government Systems Group at SCO.

    MR. MENDEL has served as a director of the Company since July 1997. From January 1994 to July 1997, he served as a director of Site/technologies/inc. From March 1993 to March 1994, Mr. Mendel served as Chief Executive Officer, President and Director of AXS Inc., an image database software provider. From January 1990 to March 1993, he served as Chief Executive Officer, President and Director of Ithaca Software, a 3-D interactive portable graphics software developer. Mr. Mendel currently serves as a director of Direct Language Communications, Inc., a multilingual communication services provider, and Knowledge Revolution, Inc., a motion simulation software provider.

    MR. KAPLAN has served as a director of the Company since April 1998. Mr. Kaplan is the Managing Principal of Mainstream Investments ("Mainstream"), a San Francisco-based investment advisory firm directed toward software finance. He has participated as a board member for several private companies. Prior to his association with Mainstream, Mr. Kaplan was with Goldman Sachs & Co. He is a graduate of the University of California, Santa Cruz, holds a JD from the University of California, Berkeley ("Boalt Hall") and is a member of the California Bar.

    MR. MILLARD has served as a director of the Company since April 1998. Mr. Millard founded Inlet Inc. ("Inlet") in 1994 with his brother Todd Millard. Inlet is a nationwide provider of customer Internet design, development, maintenance and hosting solutions for the magazine industry. He heads Inlet's business operations, including sales, marketing and strategic development programs. From March 1994 to February 1995, Mr. Millard served as Vice President of Operations for Mitchell International. From January 1993 to March 1994, he served as Controller for Silver Eagle Casino. From February 1990 to December 1992 he served as a consultant for McGladrey and Pullen, an accounting and Consulting firm. Mr. Millard is a member of the new media committee for the American Business Press and is a board member of the Eastern Iowa Enterprise Council.

    MR. FINGERHOOD has served as a director of the Company since April 1998. Mr. Fingerhood has served as Chairman and CEO of Direct Language Communications, Inc. ("DLC") since he organized its creation in November 1993. From September 1990 until November 1993, he was Chairman & CEO of DLC's predecessor, Direct Language, Inc. DLC provides a comprehensive array of multilingual communication services to a select group of clients, assisting them to "globalize" their products, services and internal operations for an international marketplace. From July 1996 until September 1990, he served as a director of Mainsoft Corporation, which is a leading supplier of cross-platform software application development solutions for enterprise customers. He is a graduate of Harvard College and Harvard Law School and is a member of the State Bar of California.

    MR. FARBER is a private investor. He has seventeen years of experience in the high-tech sector. Most recently, Farber was Chief Executive Officer of Interwoven, a venture-backed Internet software company. Previously, he has been part of the management teams at Informix Software, Intellicorp, and Vantive Corporation.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    During the fiscal year ended December 31, 1997, the Board of Directors held seven meetings and acted by written consent on sixteen occasions. For the fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board of Directors on which each such director served. The Board of Directors has two standing committees, which were formed on December 1, 1995, the Audit Committee and the Compensation Committee.

    During the fiscal year ended December 31, 1997, the Audit Committee of the Board of Directors held one meeting. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the Company's auditors, the performance of the Company's auditors and the accounting practices of the Company. During 1997, Messrs. Hummer, Grady, Mendel, Holt and Marengi served as members of the Audit Committee. The current members of the Audit Committee are Messrs. Mendel and Millard.

    During the fiscal year ended December 31, 1997, the Compensation Committee of the Board of Directors held one meeting. The Compensation Committee reviews the performance of the executive officers of the Company and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the 1995 Stock Option Plan, the 1990 Key Employee Incentive Stock Option Plan and the 1992 Non-Statutory Stock Option Plan. During 1997, Messrs. Hummer, Grady, Mendel, Holt and Marengi served as members of the Audit Committee. The current members of the Compensation Committee are Messrs. Mendel and Millard.

DIRECTOR COMPENSATION

    Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors.

    Non-employee Board members are eligible for option grants pursuant to the provisions of the Automatic Option Grant Program and the Non-Statutory Option Grant Program under the Company's 1995 Stock Option Plan. Under the Automatic Option Grant Program, each individual who was a non-employee Board member on the date of the Company's initial public offering and each individual who first becomes a non-employee Board member after the date of such offering will be granted an option to purchase 50,000 shares on the date such individual joins the Board. In addition, at each Annual Shareholders Meeting, beginning with the 1997 Annual Meeting, each individual who has served as a non-employee Board member for at least six months prior to such Annual Meeting will receive an additional option grant to purchase 2,500 shares of Common Stock.

    Directors who are also employees of the Company are eligible to receive options and are eligible to be issued shares of Common Stock directly under the 1995 Stock Option Plan and, if an executive officer of the Company, are eligible to receive bonuses under the Executive Bonus Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, certain information regarding beneficially ownership of the Company's Common Stock as of April 30, 1998 by (i) each person who is known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                                           NUMBER OF SHARES   PERCENTAGE OF SHARES
                            NAME AND ADDRESS                                 BENEFICIALLY         BENEFICIALLY
                         OF BENEFICIAL OWNER(1)                                  OWNED              OWNED(2)
-------------------------------------------------------------------------  -----------------  --------------------
Jeffrey F. Ait(3)........................................................         619,000                 6.8%
  c/o Site Technologies, Inc.
  380 El Pueblo Rd, Ste 100
  Scotts Valley, CA 95066
John Ambrose(4)..........................................................               0              *
  c/o Site Technologies, Inc.
  380 El Pueblo Rd, Ste 100
  Scotts Valley, CA 95066
Song Huang(5)............................................................          39,375              *
  c/o Site Technologies, Inc.
  380 El Pueblo Rd, Ste 100
  Scotts Valley, CA 95066
Scott Allen(6)...........................................................           2,917              *
  c/o Site Technologies, Inc.
  380 El Pueblo Rd, Ste 100
  Scotts Valley, CA 95066
Stephen Mendel(7)........................................................         173,713                 2.0%
  c/o Site Technologies, Inc.
  380 El Pueblo Rd, Ste 100
  Scotts Valley, CA 95066
Allan Kaplan(8)..........................................................          83,250                 1.0%
  c/o Site Technologies, Inc.
  380 El Pueblo Rd, Ste 100
  Scotts Valley, CA 95066
Terry Millard(9).........................................................         410,000                 4.8%
  c/o Site Technologies, Inc.
  380 El Pueblo Rd, Ste 100
  Scotts Valley, CA 95066
Steven Fingerhood(10)....................................................         173,713                 2.0%
  c/o Site Technologies, Inc.
  380 El Pueblo Rd, Ste 100
  Scotts Valley, CA 95066
Steven Farber(11)........................................................          50,000              *
  c/o Site Technologies, Inc.
  380 El Pueblo Rd, Ste 100
  Scotts Valley, CA 95066
All current directors and executive officers as a group (5
  persons)(12)...........................................................       1,385,963                14.3%

------------------------

  * Less than 1%.

 (1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

 (2) Percentage ownership is based on: 8,516,380 shares of Common Stock outstanding as of April 30, 1998 and any shares issuable pursuant to securities convertible into or exercisable for shares of Common Stock by the person or group in question on April 30, 1998 or within 60 days thereafter.

 (3) Includes 600,000 shares of Common Stock subject to a stock option, which is currently exercisable or exercisable within sixty (60) days after April 30, 1998.

 (4) Mr. Ambrose served as the Company's Chief Executive Officer from April 22, 1996 through March 25, 1997

 (5) Consists of a stock option grant which is currently exercisable or exercisable within sixty (60) days of April 30, 1998.

 (6) Consists of a stock option grant which is currently exercisable or exercisable within sixty (60) days of April 30, 1998.

 (7) Includes an option to purchase 20,000 shares of Common Stock granted in July 1997 and an option to purchase 30,000 shares of Common Stock granted in February 1998 which are immediately exercisable but subject to a right of repurchase upon termination of service as a director that lapses in equal annual installments over three years and lapses in full on a specified change in control. Also includes 123,713 shares of Common Stock held by SLF Partners II, L.P. and SLF Partners III, L.P. Mr. Mendel, a director of the Company, is a special limited partner in each of SLF Partners II, L.P. and SLF Partners III, L.P. Mr. Mendel disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein arising from his limited partnership interest in SLF Partners II, L.P. and SLF Partners III, L.P.

 (8) Includes an option to purchase 50,000 shares of Common Stock granted in April 1998 which is immediately exercisable but subject to a right of repurchase upon termination of service as a director that lapses in equal annual installments over three years and lapses in full on a specified change in control.

 (9) Includes an option to purchase 50,000 shares of Common Stock granted in April 1998 which is immediately exercisable but subject to a right of repurchase upon termination of service as a director that lapses in equal annual installments over three years and lapses in full on a specified change in control. Also includes 360,000 shares of Common Stock held by Inlet, Inc. Mr. Millard is President of Inlet, Inc.

(10) Consists of an option to purchase 50,000 shares of Common Stock granted in April 1998 which is immediately exercisable but subject to a right of repurchase upon termination of service as a director that lapses in equal annual installments over three years and lapses in full on a specified change in control. Also includes 123,713 shares of Common Stock held by SLF Partners II, L.P. and SLF Partners III, L.P. Mr. Fingerhood is a director of the Company, and a general partner in each of SLF Partners II, L.P. and SLF Partners III, L.P. Mr. Fingerhood disclaims beneficial ownership of the securities held by these entities except for his pecuniary interest therein arising from his general partnership interest in SLF Partners II, L.P. and SLF Partners III, L.P.

(11) Includes an option to purchase 50,000 shares of Common Stock granted in April 1998 which is immediately exercisable but subject to a right of repurchase upon termination of service as a director that lapses in equal annual installments over three years and lapses in full on a specified change in control.

(12) Consists of 535,963 shares of Common Stock and 800,000 shares of Common Stock subject to stock options currently exercisable or exercisable within sixty (60) days of April 30, 1998.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Company's Board of Directors was formed on December 1, 1995, and the members of the Compensation Committee are Messrs. Mendel and Millard. Neither of these individuals was at any time during 1997 or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Stephen Mendel joined the Company's board of directors upon the Company's acquisition of Site Technologies, Inc. ("Site") in July 1997 (the "Acquisition"). Prior to the Site Acquisition, Mr. Mendel was a member of the board of directors and shareholder of Site. Steven L. Fingerhood was also a shareholder of Site prior to joining the Company's board of directors in April 1998.

    The Company acquired Inlet Divestiture Corp. ("Inlet") in November 1997. Mr. Millard is President of Inlet and joined the Company's board of directors in April 1998.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

    The following table sets forth the compensation earned by the Company's Chief Executive Officer, two employees who earned (or would have earned) salary and bonus for the 1997 fiscal year in excess of $100,000 and a former Chief Executive Officer (collectively, the "Named Officers") for services rendered in all capacities to the Company and its subsidiaries for that fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                           COMPENSATION
                                                                                           -------------
                                                                                              AWARDS
                                                                                           -------------
                                                    ANNUAL COMPENSATION                      NUMBER OF
                                   ------------------------------------------------------   SECURITIES
                                                                          OTHER ANNUAL      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR     SALARY ($)   BONUS ($)    COMPENSATION ($)    OPTIONS (#)   COMPENSATION ($)
---------------------------------  ---------  ----------  ------------  -----------------  -------------  ----------------

Jeffrey F. Ait(1) ...............       1997  $  116,888  $  45,000(2)    $   4,500(3)         225,000      $     169(4)
  Chief Executive Officer, Chief        1996          --         --              --                 --             --
  Financial Officer and Director        1995          --         --              --                 --             --

John J. Ambrose(5) ..............       1997      28,000         --           1,500(3)              --         95,007(7)
  Chief Executive Officer and           1996      78,461     25,000(6)        4,500(3)         145,000             26(4)
  Director                              1995          --         --              --                 --             --

Song Huang(8) ...................       1997     110,000      7,500           4,800(9)              --            208(4)
  Vice President of Business            1996      87,375     45,000           4,400(9)          70,000            190(4)
  Development                           1995          --         --              --                 --             --

Scott Allen(10) .................       1997      50,420      5,625           1,385(11)         50,000             94(4)
  Vice President of Marketing           1996          --         --              --                 --             --
                                        1995          --         --              --                 --             --

------------------------

 (1) Mr. Ait joined the Company as Chief Executive Officer and a director of the Company, effective March 25, 1997; his annual salary is currently set at $165,000.

 (2) Represents a signing bonus of $15,000 and quarterly objective bonuses of $30,000.

 (3) Represents a $500 per month car allowance.

 (4) Represents life insurance premiums paid by the Company with respect to insurance policies on the lives of Messrs. Ait, Ambrose, Huang and Allen.

 (5) Mr. Ambrose served as the Company's Chief Executive Officer from April 22, 1996 through March 25, 1997.

 (6) Represents a signing bonus of $25,000.

 (7) Represents a $7 life insurance premium and a severance payment of $95,000.

 (8) Mr. Huang joined the Company as Vice President Internet Product Marketing in January 1996.

 (9) Represents a $400 per month car allowance.

(10) Mr. Allen joined the Company as Vice President of Marketing in July 1997.

(11) Represents a $500 per month car allowance for 12 weeks.

STOCK OPTION INFORMATION

    The following table contains information concerning stock option grants made to the Named Officers during the fiscal year ended December 31, 1997. No freestanding stock appreciation rights were granted to these individuals during such year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    INDIVIDUAL GRANTS
                                                                  -----------------------------------------------------
                                                                   NUMBER OF     % OF TOTAL
                                                                   SECURITIES      OPTIONS
                                                                   UNDERLYING    GRANTED TO     EXERCISE
                                                                    OPTIONS     EMPLOYEES IN      PRICE     EXPIRATION
NAME                                                              GRANTED (#)    FISCAL YEAR    ($/SH)(3)      DATE
----------------------------------------------------------------  ------------  -------------  -----------  -----------
Jeffrey F. Ait..................................................    225,000(1)        35.3%     $    2.25     03/25/07

John J. Ambrose.................................................         --              0%            --           --

Song Huang......................................................          0              0%            --     07/25/07

Scott Allen.....................................................     50,000(2)                  $    1.13           --

------------------------

(1) The option listed is immediately exercisable. The shares purchasable thereunder are subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The repurchase right lapses and the optionee vests in a series of equal monthly installments over thirty-six months of service commencing on the date of grant of the option. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of grant. Each option has a maximum term of ten (10) years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(2) The option listed vests 25% in one year from the date of grant of the option and then in a series of equal monthly installments over thirty-six months of service commencing one year from the date of grant of the option. The option was granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of grant. Each option has a maximum term of ten (10) years, subject to earlier termination in the event of the optionee's cessation of service with the Company

(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise.

    The following table sets forth information concerning option holdings for the fiscal year ended December 31, 1997 with respect to each of the Named Officers. No stock appreciation rights were exercised during such year or were outstanding at the end of that year.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                            NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                                                              OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                                                                                YEAR END (#)                FISCAL YEAR END(1)
                                      SHARES ACQUIRED        VALUE       ---------------------------   ----------------------------
NAME                                  ON EXERCISE (#)    REALIZED ($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
------------------------------------  ----------------   -------------   -----------   -------------   ------------   -------------
Jeffrey F. Ait......................          0                0           225,000             0             0                0
John J. Ambrose.....................          0                0                 0             0             0                0
Song Huang..........................          0                0            28,333        41,667             0                0
Scott Allen.........................          0                0                 0        50,000             0            3,000

------------------------

(1) Based on the closing price per share of the Company's Common Stock as listed on the OTCBB as of December 31, 1997 of $1.19, less the per share exercise price.

    BONUS PLAN. The Company has adopted a bonus plan for executive officers that will pay officers based on the Company achievements and objectives set by the Board of Directors.

                                 PROPOSAL NO. 2
                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

    The Company is asking the shareholders to ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Price Waterhouse LLP.

    In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its shareholders' best interests.

    Price Waterhouse LLP has audited the Company's financial statements for its last eight fiscal years. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon the copies of Section 16(a) reports that the Company received from such persons for their 1997 fiscal year transactions in the Common Stock and their Common Stock holdings and the written representations received from one or more of such persons, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers.

                                  FORM 10-KSB

    THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-KSB REPORT FOR FISCAL YEAR 1997, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO SITE TECHNOLOGIES, INC., 380 EL PUEBLO ROAD, SUITE 100, SCOTTS VALLEY, CALIFORNIA 95066, ATTN: SHARON L. FUGITT, CONTROLLER.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    Shareholder proposals that are intended to be presented at the 1999 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than December 27, 1998 in order to be included. Such shareholder proposals should be addressed to Site Technologies, Inc., 380 El Pueblo Rd., Scotts Valley, California 95066, Attn: Sharon L. Fugitt, Corporate Secretary.

                                 OTHER MATTERS

    The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

Scotts Valley, California
May 15, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.
THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                             SITE TECHNOLOGIES, INC.

                       1998 ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned shareholder of Site Technologies, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 15, 1998 and hereby appoints Jeffrey F. Ait and Stephen Mendel, or either of them, proxies and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of Site Technologies, Inc. to be held on June 19, 1998, at 10:00 a.m., Pacific Time, at 380 El Pueblo Road, Suite 100, Scotts Valley, CA, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SIDE

    1. Proposal to elect Jeffrey F. Ait, Stephen Mendel, Allan Kaplan, Terry Millard, Steven Fingerhood and Steven Farber as Directors to serve until the next Annual Meeting of Shareholders, or until their successors are duly elected and qualified.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    2. Proposal to ratify the appointment of Price Waterhouse, LLP as the independent accountants of the Company.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

In their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

                                                   MARK HERE FOR
                                                  ADDRESS CHANGE    / /
                                                  AND NOTE BELOW

                                                   This Proxy should be marked,
                                                   dated, signed by the
                                                   shareholder(s) exactly as his
                                                   or her name appears hereon,
                                                   and returned promptly in the
                                                   enclosed envelope. Persons
                                                   signing in a fiduciary
                                                   capacity should so indicate.
                                                   If shares are held by joint
                                                   tenants or as community
                                                   property, both should sign.
                                                Signature: ____________ Date: __
                                                Signature: ____________ Date: __